Exhibit 99.1
August 2, 2022KBW Community Bank Investor Conference

Forward Looking Statements

In addition to historical information, this presentation may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," "will," "should," "may," "view," "opportunity," "potential," or similar expressions or expressions of confidence. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and its subsidiary include, but are not limited to the following: changes in interest rates, general economic conditions, public health crises (such as the governmental, social and economic effects of COVID), levels of unemployment in the Bank's lending area, real estate market values in the Bank's lending area, future natural disasters, the level of prepayments on loans and mortgage-backed securities, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area, accounting principles and guidelines, and other conditions which by their nature are not susceptible to accurate forecast, and are subject to significant uncertainty. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

JOHN MARSHALL BANCORP, INC. 2

3Franchise OverviewFinancial HighlightsCredit & Asset Quality Funding & Liquidity Appendices

Company OverviewJohn Marshall Bank is a growth-oriented commercial bank headquartered in Reston, VirginiaEstablished in 2006, the Company has grown organically to over $2.32 billion in assetsSeasoned executive team with decades of in-market banking experienceStrategy emphasizes growth in loans, core funding, and profitability while maintaining strong asset quality and delivering tailored banking services–Hire experienced commercial banking and business development officers–Enhance customer experience by leveraging digital platform–Commercially-oriented bank with focus on deposit-rich industry segments–Diversify loan portfolio and improve funding mix–Grow non-interest income–Continue to leverage existing infrastructure, uphold rigorous expense control and drive profitability–Maintain financial and credit quality discipline4

Investment AttributesYTD represents the six months ended June 30, 2022. Inside ownership as of April 29, 2022.PTPP: Pre-Tax, Pre-Provision5 Experienced Management•Combined team brings decades of in-market experience•Inside ownership of 18.44%Conservative Balance Sheet•Well-capitalized•Excellent asset quality•Liquid balance sheet with ample access to contingent liquidity•Well-matched assets and liabilities mitigate interest rate riskStrongEarnings•YTD ROAA of 1.41%•YTD PTPP ROAA of 1.74%•YTD ROAE of 15.02%•YTD Efficiency of 46.1%•YTD Net Interest Margin of 3.24%Attractive Markets•DC metro area one of the best banking markets in the country•Disruption caused by recent bank M&A has created additional growth opportunities

John Marshall Franchise

Corporate Overview

- Bank commenced operations in April 2006
- $22 million recapitalization completed in 2008
- Holding company formed March 1, 2017
- Chris Bergstrom named President and CEO April 30, 2018
- Building value by delivering tailored banking services and exceptional client experiences
- Commercially-oriented bank targeting:
  - Small to medium-sized businesses
  - Builders / developers
  - Professionals
  - Nonprofits / associations / private schools
  - Health services
  - Title / property management
  - Government contractors
- 8 full service banking centers and 1 loan production office serving ~12,022 accounts
- 144 FTE employees as of June 30, 2022

Financial Highlights

($ in millions)	Year Ended December 31, 2019	2020	2021	YTD 2022
Balance Sheet				
Total Assets	$1,582	$1,886	$2,149	$2,316
Gross Loans	1,326	1,563	1,666	1,690
Total Deposits	1,309	1,640	1,882	2,044
Loans / Deposits	101%	95%	89%	83%
Capital (Bank level)				
Common Equity / Assets	11.67%	11.05%	10.81%	9.88%
Tier 1 Leverage Ratio	11.86%	11.01%	10.97%	10.97%
Total Risk-Based Capital Ratio	13.54%	14.63%	15.26%	15.13%
Profitability				
Net Income	15,921	18,526	25,461	15,556
ROAA	1.08%	1.06%	1.25%	1.41%
ROAE	10.41%	10.49%	12.90%	15.02%
Net Interest Margin	3.40%	3.32%	3.27%	3.25%
Efficiency Ratio	57.4%	49.9%	47.7%	46.1%
Asset Quality				
NPAs / Assets	0.00%	0.00%	0.00%	0.00%
Allowance for Loan Losses / NPLs	N/M	N/M	N/M	N/M
Loan Loss Reserves / Gross Loans	0.81%	1.17%	1.25%	1.18%
NCOs / Average Loans	0.01%	0.00%	0.01%	0.00%

December 31, 2020, December 31, 2021 and YTD 2022 loan loss reserves / gross loans excludes guaranteed PPP loans.

YTD 2022 profitability figures are for the six months ended 6/30/2022.

JOHN MARSHALL BANCORP, INC. 6

Leveraging Technology

Selective FinTech partnerships provide operating leverage and fuel additional growth

FinTech Partnership Benefits

- Customer Experience
- Operating Efficiencies
- Risk Mitigation

Various FinTech Partnerships

abrigo™ | FIS | ncino®

LendUX | built

JOHN MARSHALL BANCORP, INC. 7

Executive Leadership

Chris Bergstrom
President & CEO

Chris Bergstrom has over 40 years of experience in the banking industry. Before joining John Marshall Bank, Chris served in a variety of executive positions most recently serving as President and CEO of Cardinal Financial Corporation and President of United Bank upon its acquisition of Cardinal Bank in April 2017. Chris received his Master of Science in Finance from Virginia Commonwealth University and a Bachelors of Business Administration degree from James Madison University.

Andy Peden
EVP, Chief Banking Officer

Andy Peden has over 20 years of banking experience, including 17 years with Cardinal Bank. He most recently served as Executive Vice President of Commercial Real Estate Lending at Cardinal Bank and as a Market Executive at United Bank. Peden received a Bachelor of Science degree from the University of Richmond – Robins School of Business. He is very involved in the community, having served for 15 years on the steering committee of a fundraising event for the INOVA Kellar Center.

Kent Carstater
EVP, Chief Financial Officer

Kent Carstater has over 25 years of financial services experience. Before joining John Marshall Bank in 2016, Kent served as a Senior Vice President and Treasurer at Bank of Georgetown. In that role, he oversaw financial and risk management, investor relations, capital markets activities and strategic planning. Prior to becoming a commercial banker in 2012, Kent advised community banks on strategic matters as an investment banker and founded a private equity firm focused on investing in financial institutions. Kent graduated from Virginia Tech with a Bachelor of Science degree in Finance and obtained an MBA from the Darden School of Business.

Kelly Bell
EVP, Chief Operating Officer

Kelly Bell has over 30 years of community banking experience, 22 of those years serving the Washington metropolitan area. She has served several roles at John Marshall Bank, including Executive Vice President, Director of Retail Banking and Treasury Services. Prior to joining John Marshall Bank, Kelly spent three years as Senior Vice President, Director of Retail Banking at Cardinal Bank, and 13 years of increasing roles of responsibility at Virginia Commerce Bank. Kelly is a graduate of the Virginia Bankers Association School of Bank Management.

JOHN MARSHALL BANCORP, INC. 8

Executive Leadership

Jason McDonough
EVP, Chief Lending Officer

Jason McDonough has over 16 years of banking experience, including 11 with Cardinal Bank. He has a background in both retail and commercial banking including 10 years as a Commercial Lender specializing in Real Estate Lending. McDonough most recently served as the Director of Commercial Real Estate Lending at JMB prior to his promotion to Chief Lending Officer. He received a Bachelor of Science from Virginia Tech 2006 and a Masters in Real Estate Development from George Mason University in 2015, where he was named Most Outstanding Student, before going on to co-found the programs Alumni Association. He is also an Honors Graduate of the Virginia Bankers School of Bank Management. McDonough has served on the Board of Directors of HomeAid Northern Virginia, a local not-for-profit organization, for the past 8 years and as Board President in 2020. An active member of the South Loudoun County community, McDonough also volunteers much of his time to coaching youth athletics.

Sheila Yosufy
EVP, Director of Sales

Sheila Yosufy has over 20 years of banking experience. She has been with John Marshall Bank for over three years and most recently served as Senior Vice President – Director of Business Development before her promotion to Executive Vice President – Director of Sales. Prior to joining John Marshall Bank, Ms. Yosufy spent eleven years at Cardinal Bank where she served as the Senior Vice President of their commercial division. She earned a Bachelor of Business Administration degree in International Business from Marymount University. In addition, she earned her Masters in Business Administration from Marymount University. She currently serves on the Board of the Northern Virginia Chamber of Commerce. Ms. Yosufy is a graduate of the VBA School of Bank Management and Leadership Arlington Signature Program Class of 2015, where she was also recognized as the Leadership Arlington 40 under 40 Honoree.

JOHN MARSHALL BANCORP, INC. 9

Banking Center Footprint Banking Center(8)Loan Production Office (1) •Regional banking centers serve as business development hubs.•Approximately 97% of the Bank’s deposit dollars are collected electronically. 10

Attractive Metro MarketsSources: S&P Global Market Intelligence, Bureau of Economic Analysis and data.census.govMedian Household Income (2022)Projected Population Growth % (2022-2027)Educational Attainment (>=Bachelors Degree)Unemployment Rate (May 2022, NSA)11 49.8 49.6 47.6 40.6 37.8 37.7 34.1 127,546115,601 103,84792,717 86,80483,335 81,746 5.20 4.53 4.05 3.53 2.63 1.27 1.03 2.2 3.0 3.3 4.0 4.0 4.2 4.2

Market Growth + Consolidation = Unique Opportunity

Data as of: 6/30/2013

Company	Market Deposits ($000)	Deposit Market Share (%)
1 Wells Fargo & Co. (CA)	23,769,182	15.3
2 Capital One Financial Corp. (VA)	22,128,708	14.2
3 Bank of America Corporation (NC)	21,404,120	13.8
4 SunTrust Banks Inc. (GA)	16,657,678	10.7
5 BB&T Corp. (NC)	13,255,025	8.5
6 PNC Financial Services Group (PA)	10,708,198	6.9
7 Citigroup Inc. (NY)	6,617,764	4.3
8 M&T Bank Corp. (NY)	4,062,737	2.6
9 HSBC Holdings	3,270,777	2.1
10 Eagle Bancorp Inc (MD)	2,904,390	1.9
11 Toronto-Dominion Bank	2,322,664	1.5
12 Sandy Spring Bancorp Inc. (MD)	2,277,639	1.5
13 Burke & Herbert Bank & Trust (VA)	2,204,402	1.4
14 Virginia Commerce Bank	2,192,719	1.4
15 Cardinal Financial Corporation (VA)	2,130,662	1.4
16 United Bankshares Inc. (WV)	2,037,632	1.3
17 WashingtonFirst Bankshares, Inc. (VA)	970,001	0.6
18 Middleburg Financial Corporation (VA)	922,039	0.6
19 Old Line Bancshares, Inc. (MD)	794,410	0.5
20 Bank of Georgetown (DC)	772,085	0.5
21 Virginia Heritage Bank (VA)	729,530	0.5
22 Toronto-Dominion Bank	703,056	0.5
23 Access National Corporation (VA)	669,547	0.4
24 Fauquier Bankshares Inc. (VA)	519,869	0.3
25 Community Finl Corp. (MD)	519,106	0.3
26 Acacia Federal Savings Bank (VA)	496,612	0.3
27 Presidential Bank, FSB (MD)	491,880	0.3
28 John Marshall Bancorp Inc. (VA)	**430,564**	**0.3**
29 Southern National Bncp of VA (VA)	407,428	0.3
30 FVCBankcorp Inc. (VA)	392,992	0.3
Other	8,703,727	5.6

Data as of: 6/30/2021

Company	Market Deposits ($000)	Deposit Market Share (%)
1 Bank of America Corporation (NC)	44,325,983	15.9
2 Capital One Financial Corp. (VA)	43,619,995	15.7
3 Truist Financial Corp. (NC)	41,243,461	14.8
4 Wells Fargo & Co. (CA)	36,294,100	13.0
5 The PNC Finl Svcs Grp (PA)	19,388,202	7.0
6 Citigroup Inc. (NY)	12,740,000	4.6
7 United Bankshares Inc. (WV)	10,389,699	3.7
8 Eagle Bancorp Inc (MD)	9,115,084	3.3
9 Sandy Spring Bancorp Inc. (MD)	8,693,291	3.1
10 The Toronto-Dominion Bank	6,682,447	2.4
11 M&T Bank Corp. (NY)	6,584,827	2.4
12 Atlantic Union Bkshs Corp. (VA)	5,682,929	2.0
13 Citizens Financial Group Inc. (RI)	2,965,730	1.1
14 Burke & Herbert Bank & Trust (VA)	2,905,819	1.0
15 Workers United (PA)	1,959,504	0.7
16 Capital Bancorp Inc. (MD)	1,840,741	0.7
17 John Marshall Bancorp Inc. (VA)	**1,816,932**	**0.7**
18 Forbright Inc. (MD)	1,731,980	0.6
19 JPMorgan Chase & Co. (NY)	1,703,036	0.6
20 FVCBankcorp Inc. (VA)	1,658,640	0.6
21 WesBanco Inc. (WV)	1,646,857	0.6
22 MainStreet Bcshs (VA)	1,482,992	0.5
23 The Community Financial Corp. (MD)	1,311,178	0.5
24 Chain Bridge Bancorp Inc. (VA)	915,795	0.3
25 Virginia National Bkshs Corp. (VA)	834,667	0.3
26 Presidential Holdings Inc. (VA)	778,092	0.3
27 Freedom Finl Holdings Inc. (VA)	622,103	0.2
28 Primis Financial Corp. (VA)	590,776	0.2
29 National Capital Bancorp (DC)	576,954	0.2
30 Eagle Financial Services Inc. (VA)	552,083	0.2
Other	8,025,310	2.9

2,043,741
As of
6/30/2022

Sources: S&P Global Market Intelligence and FDIC
Pro forma for pending acquisitions.

JOHN MARSHALL BANCORP, INC. 12

13Franchise OverviewFinancial HighlightsCredit & Asset QualityFunding & Liquidity Appendices

Second Quarter 2022 Highlights

- Record quarterly & YTD earnings of \$7.9MM (\$0.56 diluted EPS) and \$15.6MM (\$1.10 diluted EPS), respectively. YTD 2Q2022 diluted EPS improved 37.5% vs. the prior year
  - 14th consecutive quarter of record earnings
- YTD efficiency ratio of 46.1%
  - Revenues grew 6.2% and overhead decreased 2.9% versus prior year
    - FTE's increased from 143 to 144 over the last twelve months
  - 1.49% overhead / average assets remains very competitive with peers
- Strong year-over-year growth
  - Gross loans, excluding PPP loans, increased \$204.1MM or 13.7%
    - Represents the 3rd best quarter of core loan growth in Company's history
  - Total investment securities increased \$167.9MM or 54.9%
  - Total deposits increased \$228.7MM or 12.6%
- Beneficial funding composition
  - Non-interest bearing deposits represented 25.1% of total deposits as of June 30, 2022
  - Non-maturing deposits constituted 66.6% of total deposits vs. 63.2% a year ago
  - All FHLB advances have been paid off
  - New Subordinated Debt issued with 5.25% fixed-to-floating rate
- Excellent asset quality
  - 11th consecutive quarter with no loans more than 30 days past due, non-accruing loans, or OREO
- Liquid, well-capitalized balance sheet
  - Cash & unencumbered AFS securities represent 18.2% of assets
  - \$508MM of secured borrowing capacity available

JOHN MARSHALL BANCORP, INC. 14

$1,007 $1,161 $1,326 $1,563 $1,666 $1,485 $1,690 201720182019202020211H211H22 $897 $1,138 $1,309 $1,640 $1,882 $1,815 $2,044 201720182019202020211H211H22 $105 $105 $130 $159 $352 $306 $474 201720182019202020211H211H22 $1,175 $1,395 $1,582 $1,885 $2,149 $2,066 $2,316 201720182019202020211H211H22Historical Growth Total Assets ($MM) Total Gross Loans ($MM) Total Investment Securities ($MM) Total Deposits ($MM) 15 1sthalf figures reflect balances at the first six months ended of each year.1H21 and 1H22 Total Gross Loan figures represent Total Gross Loans excluding PPP balances

Loan Portfolio Composition

As of June 30, 2022, our $1.69 billion loan portfolio composition consisted of the following:



CRE & Land Development Construction 5.2%
Residential 21.8%
Residential Construction 6.0%
Commercial Real Estate - Non-Owner Occupied 41.7%
Consumer 0.0%
Business 25.2%

Collateral type securing non-owner occupied commercial real estate loans

Type		Loan Balance ($000s)	# of Loans	% of Portfolio
Multifamily	$	106,236	39	15.1%
Office	$	116,335	65	16.5%
Retail	$	322,563	145	45.8%
Warehouse	$	35,370	26	5.0%
Industrual	$	51,040	14	7.2%
Hotel/Motel	$	42,494	8	6.0%
Other	$	30,700	19	4.4%
Total	$	704,737	316	100.0%

Business segment is comprised of Commercial Business, PPP, and Commercial owner-occupied real estate loans
Loan Balances are gross loan amounts before allowance for loan losses and deferred fees/costs.

JOHN MARSHALL BANCORP, INC. 16

Debt Securities Portfolio 17 Conservative, High Quality, and Liquid Securities Portfolio Debt Securities Portfolio as of June 30, 2022(Dollars in thousands)Amortized CostEstimated Fair Value Held-to-maturityU.S Treasuries$6,001 $5,350 U.S. government and federal agencies35,630 31,385 Collateralized mortgage obligations22,930 19,910 Municipal 6,081 5,071 Mortgage-backed31,623 27,146 Total Held-to-maturity Securities$102,265 $88,862 Available-for-sale U.S Treasuries$63,331 $60,463 U.S. government and federal agencies37,685 35,076 Corporate bonds3,000 2,868 Collateralized mortgage obligations45,425 41,303 Municipal6,650 6,230 Mortgage-backed230,862 219,194 Total Available-for-sale Securities$386,953 $365,134 Total Debt Securities$489,218 $453,996 U.S Treasuries and Gov't Agencies29.2%Mortgage-Backed and Asset-Backed67.6%Municipal2.6%Corporate bonds0.6%Portfolio Mix -Amortized Cost •96.7% of the amortized cost of the debt securities portfolio has an explicit or implicit guaranteed from the federal government •All of the Company’s municipal bonds have a credit rating of AA or better.

Performance Measures

ROAA (%)



Pre-tax, pre-provision ROAA
1.57%
1.29%
1.45%
1.68%
1.73%
1.69%
1.74%
0.80%
0.95%
1.08%
1.06%
1.25%
1.13%
1.41%
2017
2018
2019
2020
2021
1H21
1H22

ROAE (%)



7.14%
8.98%
10.41%
10.49%
12.90%
11.78%
15.02%
2017
2018
2019
2020
2021
1H21
1H22

Efficiency Ratio (%)



57.8%
63.5%
57.4%
49.9%
47.7%
50.4%
46.1%
2017
2018
2019
2020
2021
1H21
1H22

Book Value per Share excluding AOCI ($)



BVPS
BVPS ex. AOCI
$10.10
$11.08
$12.28
$13.40
$15.20
$14.22
$16.00
2017
2018
2019
2020
2021
1H21
1H22

1ST half figures reflect amounts at or for the six months ended of each year.
BVPS ex. AOCI represents book value per share excluding impacts from Accumulated Other Comprehensive Income

JOHN MARSHALL BANCORP, INC. 18

Growth + Efficiency = Core Earnings Power

Gross Loans ($M)



1,800,000
1,700,000
1,600,000
1,500,000
1,400,000
1,300,000
1,200,000
1,100,000
1,000,000
900,000
800,000
PPP
PPP
PPP
2017
2018
2019
2020
2021
1H21
1H22

Net Interest Income ($M)



70,000
60,000
50,000
40,000
30,000
20,000
10,000
3.75%
3.51%
3.40%
3.32%
3.27%
3.25%
PPP
PPP
PPP
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2017
2018
2019
2020
2021
1H22
Net Interest Margin

Non-Interest Expense / Average Assets



2.40%
2.20%
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
2017
2018
2019
2020
2021
1H21
1H22

1ST half figures reflect amounts at or for the six months ended of each year.

Net Income ($M) and Per Share Data ($)



$28,000
$23,000
$18,000
$13,000
$8,000
$3,000
$0.66
$0.89
$1.17
$1.35
$1.83
$0.80
$1.10
$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
2017
2018
2019
2020
2021
1H21
1H22
Diluted Earnings Per Share

JOHN MARSHALL BANCORP, INC.

19

COVID-19 Response –PPP Loans20 $138,298 $148,156 $148,156 $114,411 $117,796 $82,190 $75,496 $69,567 $7,781 $224 $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000Apr-20Jun-20Sep-20Dec-20Mar-21Jun-21Sep-21Dec-21Mar-22Jun-22 Total PPP PPP Balances Over Time ($M)

Non-Interest Income Initiatives

($ in thousands)	Non-Interest Income Year Ended December 31, 2019	2020	2021	3-year CAGR	1H 21	1H 22	% Change
Service Charges on Deposit Accounts:							
Overdrawn Account Fees	$ 121	$ 71	$ 76	-14.4%	$ 31	$ 41	32.3%
Account Service Fees	178	166	186	1.5%	87	120	37.9%
Other Service Charges and Fees:							
Interchange Income	326	310	379	5.1%	178	198	11.2%
Other Charges and Fees	111	90	98	-4.1%	42	96	128.6%
Bankers Insurance Commissions	40	55	284	92.2%	177	265	49.7%
Bank Owned Life Insurance	501	469	411	-6.4%	207	190	-8.2%
Other Operating Income (Loss)	4	3	52	135.1%	50	5	-90.0%
Core Non-Interest Income	**$ 1,281**	**$ 1,164**	**$ 1,486**	**5.1%**	**$ 772**	**$ 915**	**18.5%**
Gain on Sales and Calls of Securities	14	309	10	N/M	10	-	N/M
Net Gains (Losses) on Premises and Equipment	-	44	29	N/M	-	(1)	N/M
Non-qualified Deferred Compensation MTM	40	96	194	N/M	99	(391)	N/M
Other Non-Interest Income	**$ 54**	**$ 449**	**$ 233**		**$ 109**	**$ (392)**	
Total Non-interest Income	**$ 1,335**	**$ 1,613**	**$ 1,719**		**$ 881**	**$ 523**	

- **Bankers Insurance: K-1 income, commissions and bonus payments**
  - Annuity model with next year's commissions building on the current year's
- **Purchase Card / Credit Card**
  - Revenue share annuity business with provider
- **Merchant Bankcard**
  - Annuity business with three high-quality service providers

Each of the above will enable us to increase wallet share with minimal capital investment

1ST half figures reflect amounts for the six months ended of each year.

JOHN MARSHALL BANCORP, INC. 21

June 24, 2022 -JMSB added to Russell 2000 Index -30.0%-20.0%-10.0%0.0%10.0%20.0%30.0%40.0%1Q 20212Q 20213Q 20214Q 20211Q 20222Q 20223Q QTD 2022 JMSB KBW Nasdaq Bank Index Stock Price Performance22 April 27, 2022 –SEC Registration Effective PeriodDays with Trading Value exceeding $1MMTrading Days in Period PercentagePre-SEC Registration 4805.0%Post-SEC Registration356355.6%Share data through July 27, 2022.Pre-SEC Registration period represents January 1, 2022 to April 27, 2022. Post-SEC Registration period represents April 27, 2022 through July 27, 2022.

23Franchise OverviewFinancial HighlightsCredit & Asset QualityFunding & Liquidity Appendices

407%379%411%413%403%384%367%365%340%335%336% 148%120%126%126%130%121%111%109%94%84%71% Decreasing Concentration•$1.690B in gross loans held for investment as of 6/30/2022•93.5% of credit exposure is within the DC MSA•YTD 2Q2022 yield on total loans of 4.39% (4.19% excluding PPP impact)•M&A disruption in the Washington, D.C. market has created opportunities to acquire new talent, new customers, and to further diversify the Bank’s portfolio24 Acquisition, Development & Construction Loansas a percentage of Total Risk-Based Capital Commercial Real Estate (Investor) Loans as a percentage of Total Risk-Based Capital CRE Investor Portfolio has grown 17.1% over the past 36 months; below 50% regulatory threshold. $22.5MM of subordinated debt became Bank capital

Disciplined Credit Culture

Asset Quality

- Historically, the Bank has exhibited excellent loan quality with low levels of classified loans
- No NPAs, NPLs or loans 30+ day PD for the eleventh consecutive quarter

Capital

- "Well-Capitalized" under Basel III
- Stress testing on a quarterly basis
- Holding company provides capital alternatives

Loan Loss Allowance

- Conservative reserve methodology
- ALLL of 1.18% of loans (excluding guaranteed PPP portfolio)

Diversification

- CRE portfolio is diversified among retail, multifamily, restaurants, shopping centers, churches, warehouses and other loan types
- ADC and CRE concentrations have been reduced from 148% and 407%, respectively, at 9/30/2017 (post-subordinated debt) to 71% and 336%.

Market Analysis

- Bank receives market analysis, both on a national and local basis from a variety of sources

Stress Testing

- Bank utilizes a rigorous third party loan review program
- Quarterly stress testing of LTV and debt service coverage ratios

Credit Selection

- RMs focus on experienced business owners with financial capacity
- Relatively low individual officer discretionary loan authority levels; committee approval

Board Oversight

- Concentration and monitoring information provided to the Board at least quarterly

Leverage Technology

- Utilize bank-specific CRM application to increase efficiency and optimize loan process management
- Utilize leading construction finance management software

Unless indicated otherwise, data as of 6/30/2022.

JOHN MARSHALL BANCORP, INC. 25

Credit Quality

Nonperforming Assets[1] / Assets (%)



1.00%
0.50%
0.00%
0.32%
0.01%
0.09%
0.03%
0.00%
0.00%
0.00%
0.00%
2015
2016
2017
2018
2019
2020
2021
2Q2022

Net Charge-Offs / Loans (%)



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.08%
0.33%
0.07%
0.03%
0.01%
0.00%
0.01%
0.00%
2015
2016
2017
2018
2019
2020
2021
2Q2022 YTD

Reserves / Nonperforming Loans (%)



10.0x
9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
1.6x
NM2
7.9x
NM2
NM2
NM2
NM2
NM2
2015
2016
2017
2018
2019
2020
2021
2Q2022

Texas Ratio (%)[3]



20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
1.7%
2.5%
0.0%
0.7%
0.2%
0.0%
0.0%
0.0%
2015
2016
2017
2018
2019
2020
2021
2Q2022

(1) Nonperforming assets include nonaccrual loans and leases, and foreclosed or repossessed assets
(2) Reserves / NPLs (%) greater than 1,000% due to no or immaterial non-performing loans
(3) Defined as nonperforming assets plus loans 90+ days past due, divided by tangible common equity plus loan loss reserve

JOHN MARSHALL BANCORP, INC. 26

27Franchise OverviewFinancial Highlights Credit & Asset QualityFunding & LiquidityAppendices

Improved Funding Composition



Deposit Composition
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
52.3%
55.9%
60.3%
65.1
66.6%
19.5%
20.9%
22.1%
26.0%
25.1%
12/31/2018
12/31/2019
12/31/2020
12/31/2021
6/30/2022
Non-Interest Bearing Demand
NOW
Money Market
Intrafi money market and DDA
Savings
Certificates of Deposit
QwickRate Certificates of Deposit
Intrafi Certificates of Deposit
Brokered Deposits

- Non-maturing deposits increased to 66.6% of total deposits vs. 52.3% at 12/31/2018
- Wholesale funding represented 14.9% of Total Funding Sources as of June 30, 2022
  - Since 12/31/2018, assets have grown $922MM and wholesale funding has only increased $132MM

Wholesale Funding

	12/31/2018	12/31/2019	12/31/2020	12/31/2021	6/30/2022
QwickRate Certificates of Deposit	20,642	18,030	29,765	25,122	20,154
Brokered Deposits	68,197	125,093	207,579	217,748	284,759
Federal Funds Purchased	15,001	12,000	-	-	-
Federal Home Loan Bank Advances	68,500	62,000	22,000	18,000	-
Total Wholesale Funding	172,340	217,123	259,344	260,870	304,913
Total Funding Sources	1,221,869	1,382,704	1,662,120	1,899,553	2,043,741
Wholesale / Total Funding Sources	14.1%	15.7%	15.6%	13.7%	14.9%

($ in thousands); data as of 6/30/2022

JOHN MARSHALL BANCORP, INC. 28

Liquidity Position

Core deposit gathering initiative decreased Loans / Deposits ratio from 97.2% at 6/30/2018 to 82.8% at 6/30/2022

Significantly increased FHLB Advance Capacity

- Reduced Advances by $68.5MM since 12/31/2018
- Enhanced FHLB reporting to increase borrowing capacity

$25 million issuance of 5.25% fixed-to-floating rate subordinated debt during Q2 2022

- Proceeds used to redeem the 5.75% fixed-to-floating rate subordinated notes due 2027 on July 15, 2022

Perform stress tests on liquidity on a quarterly basis

- Utilize nationally recognized ALM and liquidity consulting firm
- Design stress tests to hypothetically push the bank to insolvency and develop relief scenarios to remediate

JMSB has ample liquidity to withstand significant stress

- Cash & unencumbered AFS securities represent 18.2% of assets as of June 30, 2022
- Extensive brokered, unsecured and secured borrowing capacity

JOHN MARSHALL BANCORP, INC. 29

30Franchise OverviewFinancial Highlights Credit & Asset Quality Funding & LiquidityAppendices

Historical Balance Sheet31 ($ in thousands)201720182019202020212Q2022ASSETS: Cash and Due from Banks $ 7,256 $ 7,853 $ 7,471 $ 8,228 $ 2,920 $ 12,915 Fed Funds Sold 40 126 - - - - Deposits at Financial Institutions 30,873 93,716 87,019 130,229 102,879 107,972 Cash and Cash Equivalents $ 38,169 $ 101,695 $ 94,490 $ 138,457 $ 105,799 $ 120,887 Available for Sale Securities 54,699 61,055 122,729 151,900 239,300 365,134 Held to Maturity Securities 41,570 36,177 - - 105,509 102,265 Other Securities 8,447 7,403 7,619 6,643 6,820 6,515 Total Cash & Securities $ 142,885 $ 206,330 $ 224,838 $ 297,000 $ 457,428 $ 594,801 Gross Loans Held for Investment (ex-PPP loans) 1,006,872 1,161,455 1,325,532 1,448,113 1,598,766 1,692,436 PPP Loans - - - 114,411 67,703 216 Loan Loss Reserve 8,927 9,731 10,756 17,017 20,032 20,031 Loans Held for Sale - - - - - - Total Net Loans $ 997,945 $ 1,151,724 $ 1,314,776 $ 1,545,507 $ 1,646,437 $ 1,672,621 Real Estate Owned and Held for Investment 379 379 - - - - Fixed Assets 2,480 2,852 9,572 8,366 1,620 1,443 Interest Receivable 3,263 3,623 4,010 5,308 4,943 4,451 Bank-owned Life Insurance 19,093 19,617 20,118 20,587 20,998 21,188 Other Assets 8,980 10,096 8,569 8,728 17,883 21,870 Total Other Assets 34,195 36,567 42,269 42,989 45,444 48,952 Total Assets $ 1,175,025 $ 1,394,621 $ 1,581,883 $ 1,885,496 $ 2,149,309 $ 2,316,374 LIABILITIES: Total Deposits $ 896,941 $ 1,138,368 $ 1,308,704 $ 1,640,120 $ 1,881,553 $ 2,043,741 FHLB Borrowings 108,500 68,500 62,000 22,000 18,000 - Fed Funds Purchased 10,001 15,001 12,000 - - - Repurchase Agreements - - - - - - Total Subordinated Debt 24,531 24,581 24,630 24,679 24,728 49,560 Total Debt $ 143,032 $ 108,082 $ 98,630 $ 46,679 $ 42,728 $ 49,560 Total Other Liabilities 6,185 6,153 12,567 12,616 16,558 15,543 Total Liabilities $ 1,046,158 $ 1,252,603 $ 1,419,901 $ 1,699,415 $ 1,940,839 $ 2,108,844 EQUITY: Common Equity $ 128,867 $ 142,018 $ 161,982 $ 186,081 $ 208,470 $ 207,530 Accumulated Other Comprehensive Income (Loss)(671)(955) 777 3,786 (400)(16,928) Total Liabilities & Equity $ 1,175,025 $ 1,394,621 $ 1,581,883 $ 1,885,496 $ 2,149,309 $ 2,316,374 For the Year Ended December 31,

Historical Income Statement

($ in thousands)	For the Year Ended December 31, 2017	2018	2019	2020	2021	Six Months 2Q2022
Interest and dividend income	$ 49,318	$ 57,890	$ 68,990	$ 72,446	$ 74,119	$ 39,300
Interest expense	8,793	14,190	20,322	15,607	8,211	4,076
Net interest income	$ 40,525	$ 43,700	$ 48,668	$ 56,839	$ 65,908	$ 35,224
Provision for loan losses	1,380	1,069	1,170	6,217	3,105	—
Net interest income after provision for loan losses	$ 39,145	$ 42,631	$ 47,498	$ 50,622	$ 62,803	$ 35,224
Service charges on deposit accounts	$ 228	$ 318	$ 299	$ 237	$ 262	$ 161
Bank owned life insurance	553	525	501	469	411	190
Other service charges and fees	260	384	437	400	477	294
Gains on securities	134	-	14	309	10	—
Insurance commissions	-	-	40	55	284	265
Non-qualified deferred compensation MTM	-	(17)	40	96	194	(391)
Other operating income	54	27	4	47	81	4
Total non-interest income	$ 1,229	$ 1,237	$ 1,335	$ 1,613	$ 1,719	$ 523
Salaries and employee benefits	$ 14,820	$ 18,327	$ 18,012	$ 18,167	$ 20,411	$ 10,682
Occupancy expense of premises	1,843	2,030	2,179	1,950	1,985	975
Furniture and equipment expenses	1,183	1,307	1,420	1,626	1,436	666
Other real estate owned expenses	20	5	-	-	-	-
Other operating expenses	6,260	6,853	7,090	7,420	8,430	4,144
Total non-interest expenses	$ 24,126	$ 28,522	$ 28,701	$ 29,163	$ 32,262	$ 16,467
Net Income before income taxes	16,248	15,346	20,132	23,072	32,260	19,280
Income tax expense	7,264	3,172	4,211	4,546	6,799	3,724
Net income	$ 8,984	$ 12,174	$ 15,921	$ 18,526	$ 25,461	$ 15,556
Earnings per share, diluted	$ 0.66	$ 0.89	$ 1.17	$ 1.35	$ 1.83	$ 1.10

JOHN MARSHALL BANCORP, INC. 32

Contact Information



Christopher W. Bergstrom
President and CEO

cbergstrom@johnmarshallbank.com
(703) 584-0879
1943 Isaac Newton Square, Suite 100
Reston, Virginia 20190

JOHN MARSHALL BANCORP, INC. 33